                                                     Exhibit 23

                   Letterhead of Kenny S&P Evaluation Services
                      (a division of J.J. Kenny Co., Inc.)

                                November 20, 2000

Prudential Securities Incorporated
1 New York Plaza
New York, NY  10292

                           Re:      National Municipal Trust
                                    Post-Effective Amendment No. 6
                                    Series 171____________________

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-54219 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., as evaluator.

     In addition, we hereby confirm that the ratings indicated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database as of the date of the evaluation report.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                    Sincerely,

                                                    Frank A. Ciccotto
                                                    Frank A. Ciccotto
                                                    Vice President

                                                                   Exhibit 23

                   Letterhead of Kenny S&P Evaluation Services
                      (a division of J.J. Kenny Co., Inc.)

                                November 20, 2000

Prudential Securities Incorporated
1 New York Plaza
New York, NY  10292

                           Re:      National Municipal Trust
                                    Post-Effective Amendment No. 6
                                    Multistate Series 65__________

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-53749 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., as evaluator.

     In addition, we hereby confirm that the ratings indicated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database as of the date of the evaluation report.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                            Sincerely,

                                                            Frank A. Ciccotto
                                                            Frank A. Ciccotto
                                                            Vice President